Exhibit 99.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated February 17, 2015, is made and entered into on the terms and conditions hereinafter set forth by and between PSM HOLDINGS, INC., a Delaware corporation (“Debtor”), WWYH, Inc., a Texas corporation (“WWYH”), PrimeSource Mortgage, Inc., a Delaware corporation (“PSMI” and, together with WWYH and Debtor, the “Grantors” or, individually, a “Grantor”), and QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, a Delaware limited partnership (“Secured Party”).

1.     Definitions and Index of Definitions.

(a)     In addition to terms defined elsewhere herein, the following terms as used in this Agreement shall have the indicated meanings (terms defined in the singular to have the same meaning when used in the plural, and vice versa, unless otherwise expressly indicated):

“Agreement” has the meaning assigned to such term in the preamble.

“Collateral” means the properties, assets and rights of the Grantors in which a security interest is granted and created pursuant to Section 2.

“Default” means any event, occurrence or state of facts that constitutes an Event of Default, but without regard to whether any requirement for the giving of notice (and, if applicable, an opportunity to cure), the lapse of time, or both, has been satisfied.

“Default Rate” shall have the meaning assigned to such term in the Note.

“Event of Default” shall have the meaning assigned to such term in the Loan Agreement.

“Lender” shall have the meaning assigned to such term in the Loan Agreement.

“Loan Agreement” shall mean that Loan Agreement between Debtor and Secured Party of even date herewith.

“Loan Documents” shall have the meaning assigned to such term in the Loan Agreement.

“Note” shall mean, together with any and all modifications, extensions and renewals thereof, that promissory note of even date herewith, executed by Debtor and payable to the order of Secured Party in the maximum principal amount of One Million and No/100 Dollars ($1,000,000.00).

“Obligations” means any and all indebtedness evidenced by the Note, and all modifications, extensions and renewals thereof.

“Revised Article 9” means, as to any jurisdiction, Article 9 of the UCC as in effect following such jurisdiction’s adoption of the 1999 Official Text of Article 9 of the UCC, as promulgated or approved by the National Conference of Commissioners on Uniform State Laws and the American Law Institute (including any variations in such official text adopted by such jurisdiction).

“UCC” means, as to any jurisdiction at any time, the Uniform Commercial Code in effect in that jurisdiction at such time. If no time is specified, “UCC” shall mean the Uniform Commercial Code as in effect in such jurisdiction(s) from time to time. If no jurisdiction is specified, “UCC” shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

(b)     Regardless of whether capitalized herein, terms used herein that are defined or otherwise used in Revised Article 9 of the New York UCC have the same meanings herein, unless the context otherwise requires. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

2.     Creation of Security Interest. As security for the Obligations, each Grantor hereby grants to and creates in favor of the Secured Party a security interest in and to all of such Grantor’s personal property, whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to: (a) all Accounts (including health-care-insurance receivables), Chattel paper (including Tangible and Electronic chattel paper), Deposit accounts, Documents (including negotiable Documents), Equipment (including all accessions and additions thereto), financial assets, General intangibles (including patents, trademarks, copyrights, and goodwill), Payment intangibles, domain names, Software (including financial modeling Software, know-how, databases, and algorithms), Goods (including Fixtures), Instruments (including Promissory notes), Inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), Investment property (including securities and securities entitlements), Letter-of-credit rights, Money, and all of such Grantor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; (b) to the extent not otherwise described in (a), and as may be assignable under applicable law, all of each Grantor’s licenses and permits; and (c) any and all Cash proceeds and/or Non-cash Proceeds or any of the foregoing, including, without limitation, insurance proceeds, and all Supporting obligations and the security therefor or for any right to payment. All capitalized terms herein have the meanings given to them in the New York Uniform Commercial Code, as amended or supplemented from time-to-time.

3.     Authorization to File Financing Statements. Each Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file, in any jurisdiction, financing statements (including any amendments thereto) that cover the Collateral and that contain any information required by the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment, including (1) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor, (2) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Secured Party promptly upon request. Each Grantor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4.     Other Actions Regarding Attachment, Perfection, and Priority.

(a)     Collateral in the Possession of a Third Party. If any goods constituting Collateral at any time are in the possession of a third party, the applicable Grantor shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from such person, in form and substance satisfactory to the Secured Party, that such person holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of such Grantor.

(b)     Other Actions as to Any and All Collateral. Each Grantor further agrees to take any other action reasonably requested by the Secured Party to ensure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including (i) authorizing, executing (to the extent that the Grantor’s signature is required), delivering and filing financing statements and amendments relating thereto under the UCC, (ii) causing the Secured Party’s name to be noted as secured party on any certificate of title for titled goods if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iii) complying with any provision of any statute, rule, regulation or treaty of any jurisdiction as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iv) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (vi) taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

5.     Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party as follows:

(a)     The execution and delivery of this Agreement and the performance and observance of the obligations of the Grantor hereunder are within the power of the Grantor and have been duly authorized by all necessary action on the part of the Grantor properly taken. This Agreement is a legal, valid and binding obligation of the Grantor and is enforceable against the Grantor in accordance with its terms.

(b)     The Grantor is the owner of or has other rights in its respective Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and any other encumbrances permitted by the Loan Agreement.

(c)     None of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

(d)     None of the Collateral constitutes, or consists of proceeds of, farm products, timber to be cut or as-extracted collateral.

(e)     To the best of its knowledge, Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statute and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

6.     Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party, with regards to its respective Collateral, as follows:

(a)     The Debtor will pay, or cause to be paid, to the Secured Party the Obligations as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and each Grantor will promptly perform all of such Grantor’s obligations under this Agreement, the Loan Agreement and the other Loan Documents to which it is a party.

(b)     Without providing at least thirty (30) days’ prior written notice to the Secured Party, the Grantor will not change its name, its place of business (or, if it has more than one place of business, its chief executive office), its mailing address or its organizational identification number, if any. If the Grantor does not have an organizational identification number and later obtains one, the Grantor shall promptly notify the Secured Party of such organizational identification number. The Grantor will not change its type of organization, jurisdiction of organization or other legal structure.

(c)     The Collateral, to the extent possession thereof is not delivered to the Secured Party, will be kept at the Grantor’s property or properties disclosed to the Secured Party in connection with the Loan Documents, and the Grantor will not remove the Collateral from such location (excluding any inventory which constitutes Collateral held for sale to customers) without providing at least thirty (30) days’ prior written notice to the Secured Party. Grantor shall promptly notify Secured Party, in writing, of any change in the location of the Collateral or any records pertaining thereto.

(d)     Except for the security interest herein granted and any encumbrances permitted by the Loan Agreement, the Grantor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party.

(e)     The Grantor shall not (i) create, grant or suffer to exist any lien or other encumbrance on or security interest in the Collateral in favor of any person other than the Secured Party, except for encumbrances permitted by the Loan Agreement, (ii) permit any of the Collateral to be levied upon under any legal process, (iii) permit anything to be done that may impair the security intended to be afforded by this Agreement, nor (iv) permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of the Secured Party.

(f)     The Grantor will keep the Collateral in good order and repair, will not permit anything to be done that may materially impair the value of any of the Collateral and will not use the same in violation of law or any policy of insurance thereon.

(g)     Subject to any applicable limitations provided in the Loan Agreement, the Secured Party and its representatives will be permitted to make any examination, inspection, verification or audit of the Collateral that the Secured Party deems necessary or proper. All reasonable expenses incurred by the Secured Party in making such examination, inspection, verification or audit shall be reimbursed by the Grantor upon the Secured Party’s demand and shall constitute a part of the Obligations until fully reimbursed.

(h)     The Grantor will pay (i) promptly when due, all costs of and taxes on the filing of financing statements, continuation statements, termination statements and any other publicly filed documents with respect to the security interests created hereby, (ii) prior to delinquency, all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (iii) upon demand by the Secured Party, any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights under or in respect of this Agreement, any of the Obligations or any of the Collateral, and (iv) upon demand by the Secured Party, interest on any amounts due and owing from the Debtor to the Secured Party hereunder, from the date due until paid, at the Default Rate.

(i)     The Grantor will not allow any of the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate except to the extent all actions pursuant to Section 3 and paragraph 4(b) shall have been taken in respect thereof.

(j)     The Grantor will operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

(k)     The Grantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases and licenses of general intangibles in the ordinary course of business, (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolete items of equipment in the ordinary course of business consistent with past practices, and (iii) any other dispositions expressly permitted by the Loan Agreement.

7.     Insurance.

(a)     Within sixty (60) days of the date hereof, Grantors will have obtained and will maintain with financially sound and reputable insurers reasonable insurance with respect to its properties and business against such casualties, liabilities and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Grantors will not be deemed a co-insurer under applicable insurance laws, regulations and policies, and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as shall be reasonably satisfactory to the Secured Party. In addition, all property insurance covering Collateral shall be payable to the Secured Party as its interests appear pursuant to a loss payee clause satisfactory to the Secured Party. Without limiting the foregoing, the Grantors will (i) keep all of its physical property insured and casualty or physical hazard insurance on an “all risks” basis, with electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (A) general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Grantors and (B) business interruption insurance.

(b)     The proceeds of any property insurance in respect of any loss with respect to any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000.00, be disbursed to the Grantors for direct application by the Grantors solely to the repair or replacement of the Grantors’ property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Obligations. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Grantors solely to the repair or replacement of the Grantors’ property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.

(c)     Each policy of insurance shall provide for at least thirty (30) days’ prior written notice to the Secured Party of the cancellation or any material modification of the policy. In the event the Grantors fail to provide and maintain insurance as herein provided, the Secured Party may, at its option, obtain such insurance and charge the cost thereof to the Grantors. The Grantors shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provisions.

8.     Performance by and Responsibility of the Secured Party.

(a)     If the Grantors shall default in the payment, performance or observance of any covenant, term or condition of this Agreement or of any contract or agreement included in the Collateral, the Secured Party may, at its option and in its sole discretion, pay, perform or observe the same, and all payments made or costs or expenses incurred by the Secured Party in connection therewith (including, but not limited to, reasonable attorneys’ fees), with interest thereon at the Default Rate, shall be immediately repaid to the Secured Party by the Grantors and shall constitute a part of the Obligations and be secured hereby until fully repaid. The Secured Party shall be the sole judge of the necessity for any such actions and of the amounts to be paid.

(b)     Anything herein to the contrary notwithstanding, the Grantors shall remain liable for the performance and observance of all terms and conditions to be observed or performed by the Grantors under each contract or agreement included in the Collateral. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Grantors under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times.

(c)     The Secured Party will hold all items of the Collateral at any time received under this Agreement in accordance with, and subject to, the provisions of this Agreement. It is expressly understood and agreed that the obligations of the Secured Party as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and, to the extent not specifically waived hereunder, as required under applicable law. The Secured Party’s sole duty with respect to the custody, safekeeping and preservation of Collateral in its possession or under its control, under § 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account. The Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, regardless of whether the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any actions to preserve rights against any third party with respect to any Collateral.

9.     Power of Attorney.

(a)     Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the intent and purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

(i)     to the extent that the Grantor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Grantor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Grantor’s name such financing statements and amendments thereto and continuation statements that may require the Grantor’s signature; and

(ii)     at any time or from time to time upon the occurrence and during the continuance of an Event of Default, and at the Grantor’s expense, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do all other acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, or in order to effect the intent and purposes of this Agreement, all as fully and effectively as the Grantor might do.

(b)     To the extent permitted by law, each Grantor hereby ratifies all that said attorneys lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligations have been fully and finally satisfied.

(c)     The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

10.     Default and Remedies.

(a)     This Agreement shall be in default upon occurrence and during the continuance of an Event of Default.

(b)     Upon the occurrence and during the continuance of an Event of Default, the Secured Party may proceed to:

(i)     take possession of the Collateral, and for that purpose the Secured Party may, so far as the Grantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom;

(ii)     collect and receive any and all amounts payable or distributable in respect of the Collateral and hold the same as additional Collateral or apply the same to the Obligations;

(iii)     render equipment constituting Collateral unusable;

(iv)     dispose of all or any part of the Collateral by public or private sale, in such manner and order as the Secured Party shall determine, subject to and in accordance with applicable requirements of the UCC or other applicable law; and

(v)     exercise any and all other rights, powers, privileges, options and remedies provided by the UCC or other applicable law, as well as all other rights and remedies possessed by the Secured Party pursuant to the Loan Documents.

(c)     Upon the occurrence and during the continuance of an Event of Default and upon demand by the Secured Party, the Grantors shall assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party that is reasonably convenient to the Secured Party and the Grantors.

(d)     Any notice of sale, lease or other intended disposition of the Collateral by the Secured Party sent to the Grantors at the address hereinafter set forth, or at such other address of the Grantors as may be shown on the Secured Party’s records, at least ten (10) days prior to such action, shall constitute reasonable notice to the Grantors.

(e)     Subject to any applicable provisions of the UCC or the Loan Agreement, the proceeds of the exercise of the Secured Party’s remedies hereunder shall be applied to the Obligations in such order of priority as the Secured Party shall determine.

(f)     The Secured Party may waive any Default or Event of Default before or after the same has been declared without impairing its right to declare a subsequent Default or Event of Default hereunder, this right being a continuing one. The Secured Party shall not be deemed to have waived any of its rights upon or under any of the Obligations or Collateral unless such waiver shall be in a record authenticated by a duly authorized representative of the Secured Party.

(g)     No right, power, or remedy conferred upon or reserved to the Secured Party by this Agreement or any of the other Loan Documents is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Loan Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by the Secured Party to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Loan Documents to the Secured Party may be exercised from time to time and as often as may be deemed expedient by the Secured Party.

(h)     The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Grantors hereby agree that they will not invoke any law relating to the marshalling of collateral or any similar law that might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantors hereby irrevocably waive the benefits of all such laws.

11.     Standards Relating to Exercise of Remedies.

(a)     To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is not commercially unreasonable for the Secured Party (1) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (2) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (3) to fail to exercise collection remedies against account debtors or other persons obligated in respect of Collateral or to remove liens or encumbrances on or adverse claims against Collateral, (4) to exercise collection remedies against account debtors and other persons obligated in respect of Collateral directly or through the use of collection agencies and other collection specialists, (5) to advertise dispositions of Collateral through publications or media of general circulation, regardless of whether the Collateral is of a specialized nature, (6) to contact other persons, regardless of whether in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (7) to hire one or more professional auctioneers to assist in the disposition of Collateral, regardless of whether such Collateral is of a specialized nature, (8) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (9) to dispose of assets in wholesale rather than retail markets, (10) to disclaim disposition warranties, (11) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (12) to the extent deemed appropriate by the Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral.

(b)     The Grantors acknowledge that the purpose of this Section 11 is to provide non-exhaustive indications of actions or omissions by the Secured Party that would not be commercially unreasonable in the Secured Party’s exercise of remedies with respect to the Collateral, and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11. Without limitation upon the foregoing, nothing contained in this Section 11 shall be construed to grant any rights to the Grantors or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 11.

12.     Termination Statements. So long as any of the Obligations are outstanding or there is any outstanding commitment of the Secured Party to make an advance, incur an obligation or otherwise give value, the Secured Party shall have no obligation to release any of the Collateral or to send or record a termination statement with respect to any financing statement filed to perfect the Secured Party’s security interest(s) in any of the Collateral. Furthermore, the Grantors agree that notwithstanding the full satisfaction of the Obligations and the termination of any outstanding commitment of the Secured Party to make an advance, incur an obligation or otherwise give value, the Secured Party shall not be required to send the Grantors a termination statement with respect to any financing statement filed to perfect the Secured Party’s security interest(s) in any of the Collateral unless and until the Grantors shall have made an authenticated demand therefor. Upon receipt of proper authenticated demand, the Secured Party may, at its option, in lieu of sending a termination statement to the Grantors, cause said termination statement to be filed with the appropriate filing officer(s), and will notify the Grantors within a reasonable period of time after taking such action.

13.     Notices.

(a)     Between Debtor and Secured Party. Any and all notices or other communications permitted or required to be made to Debtor under this Agreement shall be made in accordance with the Loan Agreement.

(b)     Between Secured Party and WWYH and/or PSMI. Except for any notice required under applicable law to be given in another manner, any notice, report, demand or other instrument required or permitted to be given by this Agreement to WWYH or PSMI shall be given or made in writing, and shall be, as elected by the person giving such notice, served either (i) personally by messenger or by nationally recognized overnight courier service, or (ii) by telecopier facsimile transmission, or (iii) mailed in the United States mail by prepaid, certified mail, return receipt requested to such party’s address set forth in the opening paragraph of this Agreement; provided, however, that such party may give notice to the other party of a change of its address for the purposes of giving notice under this section which thereafter, until changed by like notice, shall be the address of such party for all purposes of this Agreement. Any notice given in accordance with the provisions of this section shall be deemed to be effective if personally delivered or sent by telecopier facsimile transmission on the date of such delivery or transmission or, if by overnight courier or overnight mail, on the business day immediately following the date upon which the notice is deposited in a regularly maintained overnight courier or U.S. mail receptacle, postage prepaid (and, in the case mailed, by certified mail, return receipt requested, three business days from the postmark date), as the case may be. Each party may give notice to the other party of a change of its address for the purposes of giving notice under this section which thereafter, until changed by like notice, shall be the address of such party for all purposes of this Agreement.

14.     Dispute Resolution; Governing Law. This Agreement is made in and shall be construed in accordance with the laws and judicial decisions of the State of New York. At Secured Party’s discretion, any claim or controversy arising out of or relating to this Agreement that is not resolved by negotiation or mediation shall be submitted to arbitration by one arbitrator mutually agreed-upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by either, at Secured Party’s sole discretion, JAMS or the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in transactions of the type provided for in this Agreement and who is chosen by JAMS or the AAA. The arbitration shall take place in New York, New York, in accordance with the JAMS or AAA rules then in effect. The parties agree that the arbitrator’s ruling shall be final and binding upon all parties and shall be enforceable in any court that has jurisdiction over the party against whom the claim is sought. Any dispute arising out of this Agreement that is not submitted to arbitration as provided above shall be adjudicated in either the state or federal courts in New York and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of New York. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of New York.

15.     Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable with respect to any person or circumstance or in any jurisdiction shall, as to such person, circumstance or jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision with respect to other persons or circumstances or in any other jurisdiction.

16.     Counterparts. This Agreement may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is/are attached signature pages containing signatures of all parties hereto and any corresponding acknowledgement, attestation, witness or similar pages relating thereto.

17.     WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE GRANTORS HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT AND THE RELATED LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE GRANTORS AND SECURED PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY TO ENTER INTO THE LOAN AGREEMENT AND TO MAKE THE LOAN TO DEBTOR AS CONTEMPLATED THEREIN. FURTHER, GRANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY, NOR SECURED PARTY’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION.

18.     Miscellaneous.

(a)     This Agreement binds and inures to the benefit of the parties and their respective successors, successors-in-title and assigns, as applicable.

(b)     Neither this Agreement nor any provision hereof may be altered, amended, modified or changed orally, but may only be so altered, amended, modified or changed by an instrument in writing signed by the party against whom enforcement of such alteration, amendment, modification or change is sought.

(c)     The headings in this Agreement and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(d)     Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all past, present or future amendments, restatements, modifications, supplemental, extensions, renewals or replacements thereof, as the context may require.

(e)     All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Agreement unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(f)     When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) “include,” “includes” and “including” shall be deemed to be followed by “without limitation” regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive “or” shall include the conjunctive “and.”

(g)     Any reference herein to any law shall be a reference to such law as in effect from time to time and shall include any rules and regulations promulgated or published thereunder and published interpretations thereof.

[Signatures on following page]

IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be executed by their respective duly authorized officers or other duly authorized representatives as of the day and year first above written.

SECURED PARTY:

Quintium Private Opportunities Fund, LP,
a Delaware limited partnership

By:	/s/ Todd Kidd
Name:	Todd Kidd
Its:	Managing Director

GRANTORS:

PSM Holdings, Inc., a Delaware corporation

By:	/s/ Kevin J. Gadawski
Name:	Kevin J. Gadawski
Its:	President

PrimeSource Mortgage, Inc., a Delaware corporation

By:	/s/ Samuel B. Morelli
Name:	Samuel B. Morelli
Its:	Executive Vice President

WWYH, Inc., a Texas corporation

By:	/s/ Samuel B. Morelli
Name:	Samuel B. Morelli
Its:	President

STATE OF  _____________

COUNTY OF ____________

Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared __________________ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be _________________ (or other officer authorized to execute the instrument) of QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, the within named bargainor, a Delaware limited partnership, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

Notary Public

My Commission Expires:_____________

STATE OF CALIFORNIA

COUNTY OF ORANGE

     Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared Kevin J. Gadawski with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be _President           (or other officer authorized to execute the instrument) of PSM HOLDINGS, INC., the within named bargainor, a Delaware corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

B. Aguilar
Notary Public

My Commission Expires: April 9, 2016

STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared Samuel B. Morelli with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be President (or other officer authorized to execute the instrument) of PRIMESOURCE MORTGAGE INC., the within named bargainor, a Delaware corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

Jamie VanGibon
Notary Public

My Commission Expires: August 18, 2018

STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared Samuel B. Morelli with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be President (or other officer authorized to execute the instrument) of WWYH, INC., the within named bargainor, a Texas corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

Jamie VanGibon
Notary Public

My Commission Expires: August 18, 2018